UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2011 (September 15, 2011)

LIZ CLAIBORNE, INC.

 (Exact name of registrant as specified in its charter)

Delaware	1-10689	13-2842791
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1441 Broadway, New York, New York,	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 354-4900

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;

ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Liz Claiborne, Inc. (the “Company”) is filing this Current Report on Form 8-K to report the departure of (a) Peter Warner, Senior Vice President – Global Sourcing and Operations, effective September 30, 2011, and (b) Lisa Piovano Machacek, Senior Vice President – Human Resources, effective as of  October 31, 2011.  In connection with these departures, on September 15, 2011, the Compensation Committee of the Company’s Board of Directors determined, as provided for under the Company’s stockholder-approved incentive plans, to accelerate the vesting of certain unvested non-qualified stock options to purchase common stock of the Company which were previously granted to Ms. Piovano Machacek and Mr. Warner:

Grant Date:	Ms. Piovano Machacek:		Mr. Warner:		Price
12-1-08	3,750	options	6,250	options	$2.11
3-16-09	3,750	options	6,250	options	$1.77
6-01-09	3,750	options	6,250	options	$4.81
9-01-09	3,750	options	6,250	options	$7.10

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIZ CLAIBORNE, INC.

Date: September 16, 2011	By:	/s/Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary